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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 22, 2005


                            NorthWestern Corporation
             (Exact name of registrant as specified in its charter)




            Delaware                        0-692                 46-0172280
(State or other jurisdiction of          (Commission            (IRS Employer
         incorporation)                  File Number)        Identification No.)

             125 South Dakota Avenue                            57104
            Sioux Falls, South Dakota                        (Zip Code)
     (Address of principal executive offices)

                                 (605) 978-2908
              (Registrant's telephone number, including area code)



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Item 8.01         Other Events

On April 22, 2005, the Company issued a press release announcing that it paid down from available cash its Senior Secured Term Loan B by $25 million, reducing the seven-year term loan amount to approximately $74.8 million. The Company has reduced debt by approximately $33 million since year-end 2004 from available cash, which brings the Company's total outstanding debt to approximately fifty-two percent (52%).

The Company also announced that its President, Michael J. Hanson, will speak at the American Gas Association Financial Forum in New Orleans on May 2, 2005. Mr. Hanson and the Company's Chief Financial Officer, Brian B. Bird, will discuss the Company's financial and operational highlights for the first quarter of 2005. The Company will report its 2005 first quarter results before the market opens on May 2, 2005. The press release is attached hereto as Exhibit 99.1.


Item 9.01             Financial Statements and Exhibits

EXHIBIT NO.           DESCRIPTION OF DOCUMENT
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99.1*                 Press Release of NorthWestern Corporation dated April 22,
                      2005
* filed herewith



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NorthWestern Corporation


                                      By: /s/ Roger Schrum
                                          --------------------------------------
                                          Roger Schrum
                                          Vice President - Human Resources and
                                          Communications


Date:  April 25, 2005


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                                Index to Exhibits
                                -----------------

EXHIBIT NO.           DESCRIPTION OF DOCUMENT
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99.1*                 Press Release of NorthWestern Corporation dated April 22,
                      2005
* filed herewith